EXHIBIT 10.1

AMENDMENT 2

TO STRATEGIC ALLIANCE AGREEMENT

This AMENDMENT 2 TO STRATEGIC ALLIANCE AGREEMENT (“Amendment 2”) dated as of January 5, 2026 (the “Effective Date”) is made among OneSubsea LLC (“OSSLLC”), OneSubsea UK Limited (“OSSUK”), Schlumberger Technology Corporation (“STC”), Schlumberger B.V. (“SBV”), Schlumberger Oilfield Holdings Ltd. (“SOHL”) and Helix Energy Solutions Group, Inc. (“Helix”).

RECITALS

A.	OSSLLC, OSSUK, STC, SBV, SOHL and Helix are parties to a Strategic Alliance Agreement dated January 5, 2015 (as amended from time to time, the “Contract”).

B.	OSSLLC, OSSUK, STC, SBV, SOHL and Helix agree to extend the term of the Contract pursuant to Section 12.3 of the Contract.

C.	NOW, THEREFORE, in consideration of the above, the mutual covenants and agreements herein set forth, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged by each of the parties hereto, the parties hereto agree as follows:

1.	CONTRACT EXTENSION

OSSLLC, OSSUK, STC, SBV, SOHL and Helix agree to extend the term of the Contract for an additional period of nine (9) months from January 5, 2026 to October 5, 2026, pursuant to Section 12.3 of the Contract.

2.	Governing Law

This Amendment 2 is governed, construed, interpreted, enforced and the relations between the parties determined in accordance with the laws as established in the Contract, without regard to choice of law rules.

3.	Counterparts.

This Amendment 2 may be executed in any number of counterparts, each of which will be deemed an original of this Amendment 2, and which together will constitute one and the same instrument.  No party will be bound to this Amendment 2 unless and until all parties have executed a counterpart.

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The parties have executed this Amendment 2 to be effective as of the Effective Date, as evidenced by the following signatures of authorized representatives of the parties:

OneSubsea LLC	OneSubsea UK Limited
Signature:	Signature:
/s/ Hakan Eser Name: Hakan Eser Title: Vice President	/s/ Robbie Hendry Name: Robbie Hendry Title: Director

Schlumberger Oilfield Holdings Ltd.	Schlumberger Technology Corporation
Signature:	Signature:
/s/ Rachael Pape Name: Rachael Pape Title: Vice President	/s/ Benjamin Newman Name: Benjamin Newman Title: Vice President

Schlumberger B.V.	Helix Energy Solutions Group, Inc.
Signature:	Signature:
/s/ Pavel Smirnov Name: Pavel Smirnov Title: Director	/s/ Daniel Stuart Name: Daniel Stuart Title: Vice President - Commercial